AMENDMENT NO. 3

TO

ASSET/SHARE PURCHASE AGREEMENT

This Amendment No. 3 (the "Amendment") dated 28th October 2020 modifies the Asset/Share Purchase Agreement, as amended, between Sharps Technology, Inc. ("Sharps" or "Buyer"), Safegard Medical (Hungary) Kft ("Safegard" or "Company"), Numan Holding Ltd ("Numan" or "Shareholder"), Cortrus Services S.A. ("Cortrus") and Latitude Investments Limited ("Latitude") dated 10 June 2020 ("Purchase Agreement" or "Agreement").

Sharps, Safegard, Numan, Cortrus and Latitude are collectively referred to as the "Parties".

WHEREAS, the Parties entered into the Purchase Agreement whereby Sharps, subject to the terms and conditions of the Purchase Agreement, received the right to purchase 100% of the capital stock ("Business Share") or Assets of Safegard;

WHEREAS, Sharps has requested an alteration to the terms on which it may exercise its right to purchase the Business Share or Assets (the "Revised Acquisition Terms Request"); and

WHEREAS, as a result of the Revised Acquisition Terms Request , the Parties agree to amend the terms of the Purchase Agreement as set forth below, with the understanding that all other provisions of the Purchase Agreement shall remain unchanged.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the Parties hereto agree as follows:

1. The Parties agree to reduce the duration of the Post Diligence Period, as defined in recital F of the Purchase Agreement, by a period of 9 months and hereby agree to amend recital F accordingly, to read that the Post Diligence Period shall now be a period of up to 9 months (such period ending no later than 31 July 2021) and that any references to an 18-month Post Diligence Period in the Purchase Agreement shall be amended to a 9-month Post Diligence Period.

2. The Parties agree that the Notice required to be provided by Sharps to each Seller pursuant to Section 7.7 of the Purchase Agreement confirming Sharps' decision to proceed with the Purchase Agreement shall be deemed to be provided by Sharps to each Seller Party on the date of this Amendment No. 3. The parties confirm that this Amendment No. 3 serves as written notification by the Buyer of its decision to proceed, as required under Section 7.7 of the Purchase Agreement, and receipt and acknowledgement thereof by each Seller Party.

3. The Parties agree that the definition of "Closing Date" in Section 1 of the Purchase Agreement be deleted in its entirety and replaced with the following wording:

   "Closing Date" means the date specified in the Exercise Note pursuant to Section 7.10 (as amended in this Amendment No. 3), with such Closing Date being no later than 5 pm European Standard Time on 31 July 2021

4. The Parties agree that the wording of Section 4.1 of the Purchase Agreement be deleted in its entirety and replaced with the following wording:

   "<u>Buyer's Closing Deliveries/Consideration for the Asset Sale or the Business Share Sale</u>. On the Closing Date, Buyer shall deliver the following to Seller:

(a) the balance of the Consideration in cleared funds paid by wire transfer to the account of the Seller ("Settlement")."

5. The Parties agree that the wording of Section 4.2 of the Purchase Agreement be deleted in its entirety and replaced with the following wording:

"Seller's Closing Deliveries. On the Closing Date, Seller shall deliver the following to Buyer:

(a) in the case of an Asset Sale: the Intellectual Property Assignment and transfer of ownership of the Assets; or
(b) in the case of a Business Share Sale: the Shareholder Claims Assignment;
(c) proof of cancellation/release of the Cortrus Liens and any other Liens then existing; and
(d) such other documents reasonably required by the Buyer to give effect to this Agreement."

6. The Parties agree that the wording of Section 7.10 of the Purchase Agreement be deleted in its entirety and replaced with the following wording:

"The Buyer may exercise its option to purchase the Business Share [or Assets] of Safegard during the 9-month Post Diligence Period, but by no later than 5 pm European Standard Time on 31 July 2021, by providing the Seller Parties with written notification of its decision to exercise its option to acquire either the Business Share [or Assets] under the terms and conditions of this Agreement (the "**Exercise Notice**"), such Exercise Notice to be effective on the date it is received by the Seller Parties (such receipt being no later than 5 pm European Standard Time on 31 July 2021. In the Exercise Note, the Buyer shall specify the Closing Date, with such Closing Date being no later than 5 pm European Standard Time on 31 July 2021. Should no such Exercise Notice be received by Seller, this Agreement shall terminate forthwith at 12pm on 31 July 20121 and Buyer shall have no continuing access to the Assets or the Business Share, except that the Buyer shall have 30 days to remove its equipment from the Factory. Buyer's obligations under Section 9 will continue in full force and effect regardless of such termination of this Agreement."

7. The Parties agree that subject to Sharps exercising its option to purchase the Business Share or Assets in accordance with the Purchase Agreement, within 3 Business Days of the date of the Exercise Notice, Sharps shall transfer $250,000 in cleared funds paid by wire transfer to the Company's (in the event of an Asset Sale) or Shareholder's (or nominated Affiliate's) (in the event of a Business Share Sale) bank account in part payment of the Consideration.

8. The Parties agree that, in the event of Sharps exercising its option to acquire the Business Share and subject to the receipt of the $250,000 referred to in paragraph 7 of this Amendment No. 3, Numan shall deliver the Business Share Transfer to Sharps under the strict condition that Sharps shall (a) provide Numan with a pledge over the Business Share (the "Pledge") and (b) ensure that the Company treats the Shareholder Claims as a first-ranking claim (the "First-Ranking of the Shareholder Claims"). Sharps hereby undertakes, in the event described in this paragraph 8, to take such steps and enter into all such documentation as Numan shall require to give effect to the Pledge and the First-Ranking of the Shareholder Claims. The Pledge and the First- Ranking of the Shareholder Claims shall terminate upon Sharps paying the balance of the Consideration on the Closing Date.

9. In addition to all other undertakings provided by the Buyer in the Purchase Agreement, in the event of the Buyer exercising its option to acquire the Business Share or the Assets, the Buyer agrees to the following additional undertakings until after the Closing:

    (i) to retain Filippo Filippi in his present or equivalent capacity (as Managing Director) and permit a representative of the Seller Party to communicate with him on an unfettered and unrestricted basis ;

(ii) not to challenge or prejudice the validity or enforceability of the Cortrus Liens or any Lien arising pursuant to this Amendment No. 3;
(iii) not to dispose of or further encumber any of the Assets;
(iv) not to incur any debt or borrowings in the Company or in connection with the Business and/or the Assets (whether actual or contingent)
(v) not to declare any dividends (whether from profits or in the form of a return of capital) from the Company or in connection with the Business; and
(vi) not to pass any resolution (or order or similar) of the Company without the express prior written consent of Numan, other than in respect of arrangements with the Hungarian Government and on the basis such arrangements are wholly consistent with the intentions and obligations of the Parties under the Purchase Agreement (as amended by this Amendment No. 3) and such arrangements do not breach any provision of the Purchase Agreement (as amended by this Amendment No. 3).

10. Except as modified hereby, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Purchase Agreement. In the event of any conflict between the Purchase Agreement and this Amendment No. 3, this Amendment No. 3 shall prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED Alan Blackman, Director

NAME ALAN BLACKMAN

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________

NAME ______________________

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED ______________________

NAME ______________________

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

(ii) not to challenge or prejudice the validity or enforceability of the Cortrus Liens or any Lien arising pursuant to this Amendment No. 3;

(iii) not to dispose of or further encumber any of the Assets;

(iv) not to incur any debt or borrowings in the Company or in connection with the Business and/or the Assets (whether actual or contingent)

(v) not to declare any dividends (whether from profits or in the form of a return of capital) from the Company or in connection with the Business; and

(vi) not to pass any resolution (or order or similar) of the Company without the express prior written consent of Numan, other than in respect of arrangements with the Hungarian Government and on the basis such arrangements are wholly consistent with the intentions and obligations of the Parties under the Purchase Agreement (as amended by this Amendment No. 3) and such arrangements do not breach any provision of the Purchase Agreement (as amended by this Amendment No. 3).

10. Except as modified hereby, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Purchase Agreement. In the event of any conflict between the Purchase Agreement and this Amendment No. 3, this Amendment No. 3 shall prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ______________________

NAME ______________________

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________

NAME FILIPPO FILIPPI

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

NUMAN HOLDING LTD

SIGNED ______________________

NAME ______________________

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

(ii) not to challenge or prejudice the validity or enforceability of the Cortrus Liens or any Lien arising pursuant to this Amendment No. 3;

(iii) not to dispose of or further encumber any of the Assets;

(iv) not to incur any debt or borrowings in the Company or in connection with the Business and/or the Assets (whether actual or contingent)

(v) not to declare any dividends (whether from profits or in the form of a return of capital) from the Company or in connection with the Business; and

(vi) not to pass any resolution (or order or similar) of the Company without the express prior written consent of Numan, other than in respect of arrangements with the Hungarian Government and on the basis such arrangements are wholly consistent with the intentions and obligations of the Parties under the Purchase Agreement (as amended by this Amendment No. 3) and such arrangements do not breach any provision of the Purchase Agreement (as amended by this Amendment No. 3).

10. Except as modified hereby, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Purchase Agreement. In the event of any conflict between the Purchase Agreement and this Amendment No. 3, this Amendment No. 3 shall prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED [signature] [signature]

NAME Chris Spencer Renilde Van Roost
Authorised Signatory

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

[signature] [signature]

Chris Spencer Renilde Van Roost
Authorised Signatory

SIGNED____

NAME____

SIGNED by for and on behalf of

KESTREL S.A. as sole corporate director of

LATITUDE INVESTMENTS LIMITED

SIGNED____

NAME JEAN-MAURICE EMERY JESAHEL RUFENER MACÁRIO